EXHIBIT 10.1

                          APPALACHIAN BANCSHARES, INC.

                             2003 STOCK OPTION PLAN

1.   Purpose of the Plan

     The purpose of this Appalachian Bancshares, Inc. 2003 Stock Option Plan (the "Plan") is to advance the interests of Appalachian Bancshares, Inc. (the "Company"), by providing to select key Employees and Directors of the Bank, the Company and their Affiliates the opportunity to acquire Shares and participate in the equity of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key Employees and Directors to promote the success of the Company, the Bank and their Affiliates.

2.   Definitions

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in
          Section 424(e) and (f), respectively, of the Code, and shall also include, as the context requires, the Company and the Bank.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Bank" shall mean Appalachian Community Bank, also doing business as "Gilmer County Bank," a Georgia state-chartered bank.

     (d) "Awards" shall mean, collectively, Options and SARs, unless the context clearly indicates a different meaning.

     (e)  "Board" shall mean the Board of Directors of the Company.

     (f) "Change in Control" shall mean: (i) an increase in the ownership of, or the holding of, or the power to vote, by any person, or by any persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), the voting stock of the Bank or the voting stock of the Company, to an amount which is more than 25% of the issued and outstanding shares thereof; (ii) a change in the ownership of, or possession of, the ability to control the election of a majority of the Bank's or the Company's directors; (iii) a change in the ownership of, or possession of, the ability to exercise a controlling influence over the management or policies of the Bank or the Company, by any person, or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) (except, in the case of (i), (ii) and (iii) hereof, a change in the ownership or control of the Bank or its board of directors, by the Company itself, shall not constitute a "Change in Control"); or (iv) during any period of two consecutive years, individuals, who, at the beginning of such period, constitute the board of directors of the Bank or the Company (in each such case, the "Continuing Directors"),

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          cease  for any  reason  to  constitute  at least  two-thirds  thereof, provided that any individual whose election or nomination for election as a member of the board of directors of the Company was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director; provided, however, that the sale or transfer of the common stock of the Bank to an intermediate
          holding   company,   for  the   purpose  of   effecting   a  corporate
          reorganization, shall not be deemed a "Change in Control." For purposes of this subparagraph only, the term "person" means an individual, individuals acting in concert or as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (g)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (h) "Committee" shall mean, as the case may be, either, a committee appointed by the Board, in accordance with Paragraph 5(a) hereof, or the Board.

     (i) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

     (j)  "Company" shall mean Appalachian Bancshares, Inc.

     (k) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave or absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, the Bank or an Affiliate.

     (l) "Director" shall mean any member of the Board or of the Board of Directors of an Affiliate, including any member of the Board or Board of Directors of an Affiliate who is serving as an Emeritus Director.

     (m)  "Disinterested Person" shall mean any Non-Employee Director.

     (n)  "Effective Date" shall mean the date specified in Paragraph 14 hereof.

     (o) "Emeritus Director" means any Director of the Company appointed by the Board who is 72 years of age or older.

     (p) "Employee" shall mean any person employed by the Company or an Affiliate.

     (q) "Exercise Price" shall mean the price per Optioned Share at which an Option or SAR may be exercised.

     (r) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be, and is identified as, an "incentive stock option" within the meaning of
          Section 422 of the Code.

     (s) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (t) "Non-Employee Director" means any member of the Board, or of the Board of Directors of an Affiliate, who is a `non-employee director' within the meaning of Rule 16b-3.

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     (u)  "Non-ISO"  means an option to  purchase  Common  Stock which meets the requirements set forth in the Plan, but which is not intended to be, and is not identified as, an ISO.

     (v)  "Officer" means any officer of the Company or an Affiliate.

     (w)  "Option" means an ISO and/or a Non-ISO.

     (x) "Optioned Shares" shall mean Shares subject to an option granted pursuant to this Plan.

     (y) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (z) "Plan" shall mean the Appalachian Bancshares, Inc. 2003 Stock Option Plan.

     (aa) "Retirement" means termination of employment with the Company, other than upon death, Permanent and Total Disability (as defined in Paragraph 8), or for Cause (as defined in Paragraph 8), on or after the date of the 65th birthday of the retiring person, in the case of an Employee, or on or after the date of the 72nd birthday of the retiring person, in the case of a Director; provided that Retirement for any Emeritus Director means termination of his or her directorship, other than for Cause (as defined in Paragraph 8), on or after the date of the 75th birthday of such Emeritus Director.

     (bb) "Rule  16b-3"  shall  mean  Rule  16b-3  of  the  General   Rules  and
          Regulations under the Securities Exchange Act of 1934, as amended.

     (cc) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, from the date of grant, of a specified number of shares of Common Stock.

     (dd) "Shares" means the shares of Common Stock reserved for issuance under the Plan.

3.   Term of the Plan and Awards

     (a)  Term of the Plan.  The Plan shall continue in effect for a term of ten
          (10) years from the Effective Date, unless sooner terminated pursuant to Paragraph 18 hereof. No Award shall be granted under the Plan after ten (10) years from the Effective Date.

     (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed ten (10) years from the date of grant; provided, however, that in the case of the grant of an ISO to a Participant who owns shares representing more than 10% of the outstanding Common Stock of the Company at the time the ISO is granted, the term of such ISO shall not exceed five (5) years.

4.   Shares Subject to the Plan

     (a) General Rule. Except as otherwise required by the provisions of Paragraph 11 hereof, the aggregate number of Shares issuable pursuant to Awards shall be 150,000 Shares. Such

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          Shares may either be authorized-but-unissued shares of Common Stock or shares of Common Stock held in treasury. If Awards shall expire, become unexercisable or be forfeited for any reason without having been exercised or become vested in full, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

     (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an eligible Participant upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares relating to an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 9 hereof, shall not be available for the grant of further Options under the Plan.

5.   Administration of the Plan

     (a) Administration by Entire Board or Committee. The Plan shall be administered by, either, the Board or by a committee appointed by the Board, which committee, if appointed, shall consist of not less than two (2) members of the Board who are Disinterested Persons. Members of this committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed committee, the Plan shall be administered by the Board.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have the sole and complete authority and discretion to (i) select Participants and grant Awards, (ii) determine the form and content of Awards to be issued and the form of Agreements under the Plan, (iii) interpret the Plan, (iv) prescribe, amend and rescind rules and regulations relating to the Plan, and (v) make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to, and the expiration date of, the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award.

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     The  Chairman  of the  Committee  and  such  other  officers  as  shall  be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company, in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, to the full extent provided for under the Company's Charter or Bylaws, with respect to the indemnification of Directors.

6.   Grant of Options

     (a) General Rule. In its sole discretion, the Committee may grant Options to Employees and Non-Employee Directors of the Company or its Affiliates.

     (b) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate) shall not exceed $100,000. Notwithstanding the prior provisions of this Paragraph, the Committee may grant Options in excess of the foregoing limitation, in which case such Options granted in excess of which limitation shall be Options which are Non-ISOs.

7.   Exercise Price for Options

(a) Limits on Committee Discretion. The Exercise Price as to any particular Option granted under the Plan shall be determined by the Committee but shall not be less than the Market Value of the Optioned Shares on the date of grant. In the case of a Participant who owns shares of Common Stock representing more than 10% of the Company's outstanding shares of Common Stock at the time an ISO is granted, the Exercise Price of such ISO shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

(b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be not less than the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

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8.   Exercise of Options

     (a) Generally. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant. However, the exercise of any Option granted hereunder shall be subject to, and shall not exceed, vesting at a rate of 20% a year, from the date of the Award, provided that (i) each Participant shall be 100% vested upon death or upon Permanent and Total Disability (as defined in subparagraph (c) below), (ii) each Participant shall be 100% vested upon Retirement, and (iii) each Participant shall be 100% vested upon the occurrence of a Change in Control event in accordance with Paragraph 10, below. An Option may not be exercised for a fractional Share.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice to the Company of intent to exercise the Option with respect to a specified number of Shares, and
          (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, to the Treasurer of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise.

     (c) Period of Exercisability. Except to the extent otherwise provided by the Committee in the terms of an Agreement, an Employee or a Director, as the case may be, may exercise an Option only if he has maintained Continuous Service from the date of the grant of the Option, or within three (3) months after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Participant's Continuous Service terminates by reason of
          --

          (1) "Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), in which case the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) Death, in which case, 100% of the outstanding Options of the deceased Participant, such Options having vested in their entirety as a consequence of the death of the Participant, as provided in subparagraph (a) above, may be exercised within two
               (2) years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution;

          (3)  Permanent  and  Total  Disability  (as such  term is  defined  in
               Section 22(e)(3) of the Code), in which case, 100% of the outstanding Options of the Permanently and Totally disabled Participant, such Options having vested in their entirety as a consequence of the Permanent and Total Disability of the Participant, as provided in subparagraph (a) above,

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               may be  exercised  within  one (1)  year  from  the  date of such permanent and total disability (but not later than the date on which the Option would otherwise expire);

          (4) Retirement, in which case 100% of the outstanding Options of the retiring Participant, such Options having vested in their entirety as a consequence of the Retirement of the Participant, as provided in subparagraph (a) above, may be exercised within six (6) months from the date of the Participant's retirement (but not later than the date on which the Option would otherwise expire); or

          (5)  Change in Control,  in which case 100% of the outstanding Options
               of  each  Participant  in  the  Plan  shall  become   immediately
               exercisable in accordance with Paragraph 10, below.

Notwithstanding the provisions of any Option which provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon the vesting of such Option, upon the occurrence of a vesting event set forth in subparagraph (a) above.

     (d) Effect of the Committee's Decisions. The Committee's determination of whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

9.   SARs (Stock Appreciation Rights)

     (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs to Participants either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its term, meets all of the following requirements:

          (1)  The SAR will expire no later than the ISO;

          (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value of the Shares subject to the ISO at the time the SAR is exercised;

          (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

          (4)  The SAR may be exercised only when the ISO may be exercised; and

          (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceed the Exercise Price of the ISO.

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     (b)  Exercise Price.  The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.

     (c) Timing of Exercise. Any election by a Participant to exercise SARs shall be made during the period beginning on the 3rd business day following the release for publication of quarterly or annual financial information and ending on the 12th business day following such date. This condition shall be deemed to be satisfied when the specified financial data is first made publicly available. In no event, however, may an SAR be exercised within the six-month period following the date of its grant. The provisions of Paragraph 8(c) regarding the period of exercisability of Options is incorporated by reference herein, and shall determine the period of exercisability of SARs.

     (d) Exercise of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the term of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee, if provided in the Agreement, a portion of the excess of) the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     (e)  Procedure  for  Exercising   SARs.  To  the  extent  not  inconsistent
          herewith, the provisions of Paragraph 8(b), as to the procedure for exercising Options, are incorporated by reference, and shall determine the procedure for exercising SARs.

10.  Change in Control

     (a) General Rule. Notwithstanding the provisions of any Award which provides for the exercise or vesting of stock options in installments, all Options and SARs shall be immediately exercisable and fully vested for a period of sixty (60) days, beginning on the date of a Change in Control; provided, however, that a Change in Control shall not be effected, for purposes of causing a certain Participant's stock options to vest, with respect, only, to that Participant, when that Participant is the "person," or is a member of the "group," as those terms are defined in Paragraph 2(f) hereof, who, otherwise, would be effecting such Change in Control. With respect to Options, at the time of a Change in Control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock, subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Options by the Participant.

     (b) Exception to General Rule. Notwithstanding subparagraph (a) of this Paragraph, in no event may an SAR be exercised, or an Option be canceled, in exchange for cash, within the six-month period following the date of its grant.

11.  Effect of Changes in Common Stock Subject to the Plan

     (a) Recapitalizations; Stock Splits, Etc. The number and kind of Shares reserved for issuance under the Plan, and the number and kind of Shares subject to outstanding Awards (and the Exercise Price thereof in the case of Options and SARs), shall be proportionately adjusted for any

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          increase,  decrease,  change or  exchange  of Shares  for a  different number or kind of  Shares or other  securities  of the  Company  which
          results    from    a    merger,    consolidation,    recapitalization,
          reorganization,    reclassification,    stock   dividend,    split-up,
          combination of Shares, or similar event in which the number or kind of Shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards shall be surrendered. With respect to each Award so surrendered, the Committee shall, in its sole and absolute discretion, but subject to the vesting requirements of Paragraph 8(a), determine whether the holder of the surrendered Award shall receive:

          (1) for each Share then subject to an outstanding Award, the number and kind of Shares into which each outstanding Share (other than Shares held by dissenting stockholders) is changed or exchanged, together with an appropriate adjustment to the Exercise Price in the case of Options and SARs; or

          (2) a cash payment (from the Company or the successor corporation), in an amount equal to the Market Value of the Shares subject to the Award on the date of the Transaction, less the Exercise Price of the Award in the case of Options and SARs.

     (c)  Special Rule for ISOs. Any adjustment  made pursuant to  subparagraphs
          (a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different Shares of stock or securities, such new, additional, or different Shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of Shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

12.  Non-Transferability of Awards

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, or pursuant to the terms of a "qualified domestic relations order" (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder).

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

13.  Time of Granting Awards

     The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination for granting such Award. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

14.  Effective Date

     The effective date of the Plan (the "Effective Date") shall be the date the Plan is adopted by the Board or the date the Plan is approved by the shareholders of the Company, whichever is earlier. The Plan must be approved by the affirmative vote, cast either in person or by proxy, of not less than a majority of the Shares entitled to vote at a meeting at which a quorum is present, which shareholder vote must be taken within twelve (12) months after the date the Plan is adopted by the Board of Directors. Such shareholder vote shall not alter the Effective Date of the Plan. In the event shareholder approval of the adoption of the Plan is not obtained within the aforesaid twelve
(12) month period, then any Options granted in the intervening period shall be void.

15.  Modification of Awards

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of such Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award, or revise the terms of the Award, including the exercise price at which the Award was granted.

16.  Amendment and Termination of the Plan

     With respect to any shares of stock at the time not subject to an award of Options or SARs under the Plan, the Board may at any time and from time to time, terminate, modify or amend the Plan in any respect, except that no such modification or amendment shall be made absent the approval of the shareholders of the Company to: (i) increase the number of shares for which Options or SARs may be granted under the Plan; (ii) extend the period during which Options or SARs may be granted or exercised; (iii) change the class of persons eligible for awards of Options or SARs; or (iv) otherwise materially modify the requirements as to eligibility for participation in the Plan. The Company's Board of Directors may also suspend the granting of Options or SARs pursuant to the Plan at any time and may terminate the Plan at any time; provided, however, no such suspension or termination shall modify or amend any Option or SAR granted before such suspension or termination, unless the affected participant consents in writing to such modification or amendment or there is a dissolution or liquidation of the Company.

17.  Conditions Upon Issuance of Shares

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed. The Plan is intended to comply with Rule 16b-3, and any provision of the Plan which the Committee determines in its sole and absolute discretion to be inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and null and void, and shall not affect the validity of the remaining provisions of the Plan.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability with respect to the non-issuance or non-sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including, but not limited to, the authority to impose a right of first refusal or to establish repurchase rights, or both of these restrictions.

18.  Reservation of Shares

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

19.  Withholding Tax

     The Company's obligation to deliver Shares upon exercise of Options and/or SARs (or such earlier time that the Participant makes an election under Section 83(b) of the Code) shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold the Shares, or to deliver to the Company the Shares that he already owns, having a value equal to the amount required to be withheld. The value of Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

20.  No Employment or Other Rights

     In no event shall a Participant's eligibility to participate in, or actual participation in, the Plan create or be deemed to create any legal or equitable right of the Participant, or any other party, to continue service with the Company, the Bank, or any Affiliate of such corporations. No Participant shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award; however, a Participant who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

21.  Governing Law

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia, except to the extent that federal law shall be deemed to apply.

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